Exhibit 10.90

OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

This OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT (this “Agreement”), is entered into as of the 9th day of September, 2011, by and between Clean Coal Solutions, LLC, a Colorado limited liability company, as Borrower (“Borrower”), and CoBiz Bank, a bank doing business in the State of Colorado as Colorado Business Bank, as Lender (“Lender”).

Recitals

A.	Borrower and Lender are parties to a Credit Agreement dated as of March 30, 2011 (the “Existing Credit Agreement”), providing for a senior secured revolving line of credit in the maximum principal amount of $10,000,000 (the “Line of Credit”).

B.	Borrower has requested, and Lender has agreed, to modify the terms and conditions of the Existing Credit Agreement and certain other Loan Documents as provided in (and subject to the terms and conditions of) this Agreement. Such modifications include an increase in the maximum aggregate amount of the Commitment for the Line of Credit from $10,000,000 to $15,000,000.

C.	The Line of Credit and all other Obligations are secured by the Collateral.

D.	Borrower has determined that it is in the best interests of Borrower to execute and deliver this Agreement to Lender and to consummate the transactions contemplated hereby.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement. The term “Credit Agreement,” when used herein, means the Existing Credit Agreement, as amended by this Agreement and as further amended, restated, replaced, supplemented, substituted or otherwise modified from time to time. The term “Loan Documents,” when used herein, means the Credit Agreement, any present or future promissory notes (including the Note, as defined in the Credit Agreement), each Loan Notice, each Borrower Pledge Agreement and any and all other certificates, documents or instruments delivered in connection with the this Agreement, the Credit Agreement or the transactions contemplated herein, as the foregoing may be amended, restated, replaced, supplemented, substituted or otherwise modified from time to time.

2. Amendment to Existing Credit Agreement-Commitment Increase.

(a) The definition of “Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended, effective as of the Effective Date (as hereinafter defined), by amending and restating such definition in its entirety as follows:

“Commitment” means the commitment of Lender to make Loans hereunder in an initial amount of $15,000,000, as such amount shall be reduced from time to time pursuant to Section 2.6(b) or Section 2.8.

Accordingly, the Commitment of Lender as of the Effective Date (taking into account the above amendment), is $15,000,000, as such commitment may be reduced from time to time pursuant to applicable terms and provisions of the Credit Agreement.

(b) The definition of “Maturity Date” in Section 1.1 of the Existing Credit Agreement is hereby amended, effective as of the Effective Date (as hereinafter defined), by amending and restating such definition in its entirety as follows:

“Maturity Date” means March 30, 2013.

(c) The definition of “Amortization Date” in Section 1.1 of the Existing Credit Agreement is hereby amended, effective as of the Effective Date (as hereinafter defined), by amending and restating such definition in its entirety as follows:

“Amortization Date” means March 30, 2012.

(d) The definition of “Clean Coal Transaction LOI” in Section 1.1 of the Existing Credit Agreement is hereby deleted.

(e) Section 5 of the Existing Credit Agreement is hereby amended (for corrective purposes) by amending and restating subsection (c) of such Section 5 in its entirety as follows:

“(c) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing, except to the extent already qualified by materiality, in which case the relevant representations and warranties shall be true and correct in all respects on and as of the date of such Borrowing (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or, to the extent already qualified by materiality, they shall be true and correct in all respects as of such earlier date).”

3. Other Agreements.

(a) Lender and Borrower agree that all of the Loan Documents are hereby amended to reflect the amendments set forth in Section 2 of this Agreement and that, except for the Amended Note described in Section 4 below, no further amendments to any Loan Documents are required to reflect the foregoing. All references in any document to the “Credit Agreement” or any “Loan Document” shall refer to the Credit Agreement or such Loan Document, as amended pursuant to this Agreement. All references in any document to the “Note” shall refer to the Note, as amended and restated pursuant to the Amended Note.

(b) Except as specified in this Agreement or the Amended Note, the provisions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Agreement and those of the Existing Credit Agreement or any of the other Loan Documents, the terms of this Agreement shall control.

4. Conditions Precedent. The effectiveness of the amendments set forth in Section 2 of this Agreement is subject to the satisfaction of the following conditions (the date that all such conditions are satisfied, the “Effective Date”):

(a) Closing Deliveries. Lender shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Lender and each of which shall, unless otherwise indicated, be dated the Effective Date:

(i) an Amended and Restated Promissory Note payable to the order of Lender in the amount of the Commitment (as increased pursuant to this Agreement), substantially in the form of Exhibit A attached hereto (the “Amended Note”), duly executed by Borrower;

(ii) a copy of the articles or certificate of incorporation, articles or certificate of organization, or comparable charter documents, and all amendments thereto, of Borrower and each Material Subsidiary, accompanied by a certificate of a Manager of Borrower (on behalf of Borrower as to itself and in Borrower’s capacity as the sole manager of each such Material Subsidiary) that such copy is true, correct and complete on the Effective Date;

(iii) a copy of the operating agreement or comparable charter document, and all amendments thereto, of Borrower and each Material Subsidiary, accompanied by a certificate of a Manager of Borrower (on behalf of Borrower as to itself and in Borrower’s capacity as the sole manager of each such Material Subsidiary) that such copy is true, correct and complete on the Effective Date;

(iv) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Lender has requested relating to the existence of Borrower and each Material Subsidiary and to the effect that each such Person is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

(v) a certificate of incumbency of all Managers of Borrower who will be authorized to execute or attest to any Loan Document, dated the Effective Date, executed by an authorized Manager of Borrower;

(vi) copies of resolutions or comparable authorizations approving this Agreement and the other Loan Documents and authorizing the transactions contemplated by this Agreement and the other Loan Documents (including without limitation the Commitment increase contemplated by this Agreement), duly adopted by the board of managers and, if applicable, members of Borrower accompanied by a certificate of a Manager of Borrower that such copies are true, correct and complete copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the operating agreement or comparable charter documents of Borrower) by the unanimous written consent of the board of managers and, if applicable, members of Borrower, as applicable, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or rescinded or revoked in any respect, and are in full force and effect as of the Effective Date; and

(vii) such other documents, certificates and instruments as Lender or its counsel may have reasonably requested (provided that no legal opinions will be required under this Section 4(a)), such documents, certificates and instruments to be satisfactory to Lender or its counsel in all respects in its or their reasonable discretion.

(b) Governmental and Third Party Approvals. All governmental and third party approvals necessary in connection with the transactions contemplated hereby and the continuing operations of the Restricted Persons shall have been obtained and be in full force and effect.

(c) Lien Searches. Lender shall have received (i) results of a recent search of UCC filings in (A) the jurisdiction of the chief executive office and jurisdiction of organization of Borrower and each Material Subsidiary and (B) to the extent not covered by the foregoing clause (A), each jurisdiction where a filing would need to be made in order to perfect Lender’s security interest in the Collateral, (ii) copies of the financing statements on file in such jurisdictions and (iii) evidence that no Liens exist other than Liens expressly permitted by the Credit Agreement.

(d) No Default. As of the Effective Date, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

(e) Closing Fees. Borrower shall have paid to Lender (i) a fully earned and non-refundable amendment fee equal to $75,000.00 and (ii) any and all other unpaid fees or other amounts, including legal fees and expenses, owing to Lender as of the Effective Date.

5. Representations and Warranties. Borrower represents and warrants to Lender as follows:

(a) As of the date of this Agreement, all of the outstanding Equity of Borrower is owned by ADA-ES Inc. (42 2/19%), NexGen Refined Coal, LLC (42 2/19%) and GSFS Investments I Corp. (15 15/19%).

(b) Set forth in Exhibit B attached hereto is a complete and accurate list of all Subsidiaries of Borrower as of the date of this Agreement, including whether each such Subsidiary is or is not a Material Subsidiary as of the date of this Agreement. The outstanding Equity of all such Subsidiaries owned or held by Borrower is validly issued, fully paid and non-assessable and is owned, free and clear of all Liens (other than Permitted Liens described in clause (a) of the definition of Permitted Liens set forth in the Credit Agreement) and of all pre-emption rights and restrictions on transfer (other than restrictions on transfer under applicable federal and state securities laws).

(c) The Borrower hereby certifies to Lender that as of the date of this Agreement and as of the Effective Date (taking into consideration the transactions contemplated by this Agreement, including without limitation, (i) this Agreement, the Credit Agreement, as amended by this Agreement, and the Amended Note each constituting a “Loan Document” and (ii) the effectiveness of the Commitment increase contemplated by Section 2) (i) all of the representations and warranties of Borrower contained in the Credit Agreement and each of the other Loan Documents are or shall be true and correct in all material respects, except to the extent already qualified by materiality, in which case the relevant representations and warranties shall be true and correct in all respects on and as of the each such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or, to the extent already qualified by materiality, they shall be true and correct in all respects as of such earlier date); and (ii) no “Default” or “Event of Default” has occurred and is continuing under (and as defined in) the Credit Agreement or any of the Loan Documents.

(d) Neither Borrower nor any Subsidiary is a party to or bound by any agreement or instrument (other than the Loan Documents) or subject to any order of any Governmental Authority or any charter or corporate restriction that is prohibited by the terms of Section 8.13 of the Credit Agreement as of the date of this Agreement or as of the Effective Date.

(e) As of the date of this Agreement and as of the Effective Date, none of the Restricted Persons is in default under or with respect to any Material Agreement that would reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the date of this Agreement or the Effective Date, as applicable, create an Event of Default under Section 10.1(f) of the Credit Agreement.

(f) Immediately after the consummation of the transactions to occur on the date hereof and immediately following the making of each Loan or any other extension of credit hereunder, if any, made on the date hereof, after giving effect to the application of the proceeds of such Loans or such extension of credit, Borrower is and will be Solvent. Borrower does not intend to, nor will Borrower permit any Material Subsidiary to, and Borrower does not believe that it, or any Material Subsidiary will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any Material Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of Borrower or any Material Subsidiary.

(g) Borrower has no defenses, offsets, claims or counterclaims to any of its respective undertakings, obligations, agreements, guarantees or indemnities under or with respect to, or to the enforcement of Lender’s rights and/or remedies under or with respect to, any of the Loan Documents to which Borrower is a party.

6. Reaffirmation Agreements. Borrower, with respect to each of the Loan Documents to which it is a party, hereby:

(a) ratifies and confirms in favor of Lender all of Borrower’s respective “Obligations,” “Secured Obligations,” or other applicable indebtedness, liabilities and obligations under each Loan Document, and acknowledges and agrees that such “Obligations,” “Secured Obligations,” or other applicable indebtedness, liabilities and obligations remain in full force and effect; and

(b) without limitation of Section 6(a) above, ratifies, reaffirms and reapproves in favor of Lender the terms and provisions of each of the Loan Documents to which Borrower is a party, including (without limitation) Borrower’s respective pledges and other grants of liens and security interests pursuant to each such Loan Document, which shall continue to secure all “Secured Obligations” under (and as defined in) each such Loan Document, including (without limitation) all additional “Secured Obligations” arising as a result of the Commitment increase contemplated by this Agreement.

7. Miscellaneous.

(a) This Agreement is a Loan Document and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

(b) This Agreement, the Credit Agreement and the other Loan Documents, and all other instruments, documents and agreements executed and delivered in connection with this Agreement, the Credit Agreement and the other Loan Documents, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof. There are no oral agreements among the parties hereto. This Agreement may not be amended or modified orally, but only by a written agreement executed by Borrower and Lender in accordance with Section 12.5 (or any successor provision of such Section) of the Credit Agreement.

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

(d) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF LENDER WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

(e)(i) Borrower hereby irrevocably submits to the jurisdiction of any Colorado State or Federal court sitting in the District of Colorado over any action or proceeding arising out of or relating to this Agreement and Borrower hereby irrevocably agrees that all claims with respect to such action or proceeding may be heard and determined in such Colorado State or Federal court. Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the delivery by Federal Express or other nationally recognized overnight delivery service of copies of such process to such Person at its address specified in Section 12.1 of the Loan Agreement. Borrower agrees that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(ii) Nothing in this Section 7(e) shall affect any right of Lender to serve legal process in any other manner permitted by Law or affect the right of Lender to bring any action or proceeding against Borrower or any of its Subsidiaries or their respective properties in the courts of any other jurisdictions.

(iii) To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity with respect to its obligations under this Agreement and the other Loan Documents.

(f) Borrower shall pay all of the expenses incurred by the Lender in connection with the transactions contemplated by this Agreement in accordance with Section 12.3 of the Credit Agreement.

(g) All representations, warranties and covenants made by or on behalf of Borrower (or, if applicable any Subsidiary) herein or in any of the other Loan Documents or in any certificate or other instrument delivered by it or in its behalf under the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents or the extension of the Loans (or any part thereof), regardless of any investigation made by or on behalf of Lender.

(h) Time is of the essence hereof with respect to the dates, terms and conditions of this Agreement and the documents to be delivered pursuant hereto.

(i) If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

(j) The section headings herein are for convenience only and shall not affect the construction hereof.

(k) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the terms and conditions herein set forth, this Agreement shall become effective when Lender shall have received counterparts hereof signed by the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, portable document format (.pdf) transmission or electronic communication in accordance with the terms of Section 12.1(b) of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Agreement.

(l) Borrower acknowledges and agrees that: (i) the acceptance by Lender of this Agreement and the Amended Note shall not be construed in any manner to establish (or indicate) any course of dealing on the part of Lender, including (without limitation) the providing of any notice or the requesting of any acknowledgment or consent not otherwise expressly provided for in any of the Loan Documents with respect to any future amendment, waiver, supplement or other modification to any of the Loan Documents, or any arrangement contemplated by any of the Loan Documents; and (ii) this Agreement, the Amended Note and the amendments provided for in this Agreement and the Amended Note are not intended to and shall not constitute (A) a waiver by Lender of Borrower’s or any other Restricted Person’s compliance with any covenants, or a waiver of any other Defaults or Events of Default, under this Agreement, the Credit Agreement or any of the other Loan Documents under any circumstances, or (B) a waiver of any future violations of any covenants, Defaults, Events of Default or any other provision of the this Agreement, the Credit Agreement or any of the other Loan Documents. Without limiting the foregoing, except as specifically set forth herein, Lender continues to reserve all rights and remedies available to Lender under the Credit Agreement and the other Loan Documents, under law (including without limitation Article 9 of the Uniform Commercial Code) and at equity.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have duly executed this Omnibus Amendment and Reaffirmation Agreement as of the date first written above.

BORROWER: CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company

By:	/s/ Charles S. McNeil
Charles S. McNeil, Manager

COBIZ: COBIZ BANK

By:	/s/ Doug Pogge
Doug Pogge, Senior Vice President

[Signature Page to Omnibus Amendment and Reaffirmation Agreement]

EXHIBIT A

AMENDED AND RESTATED

REVOLVING PROMISSORY NOTE

Lender: CoBiz Bank	Denver, Colorado
Principal Amount: $15,000,000	September 8, 2011

For value received, the undersigned, CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company (“CCS” or “Borrower”), hereby promises to pay to the order of the Lender set forth above (together with its successors and assigns, “Lender”), the Principal Amount set forth above or, if less, the aggregate unpaid principal amount of all Loans by Lender to Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement. Borrower also promises to pay interest on the aggregate unpaid principal amount of the Loans from the date hereof until this Amended and Restated Revolving Promissory Note (this “Note”) is fully paid, at the rates, at the times and in the manner provided in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to Lender at the payment office or address specified in the Credit Agreement.

This Note is the “Note” referred to in, and is entitled to the benefits of, the Credit Agreement dated March 30, 2011 by and between CoBiz Bank, as Lender, and CCS, as Borrower, as amended by that certain Omnibus Amendment and Reaffirmation Agreement dated as of September 8, 2011 by and between CoBiz Bank, as Lender, and CCS, as Borrower (together with any further amendments, restatements, extensions, renewals, replacements, supplements or modifications thereto, the “Credit Agreement”). All capitalized terms contained in this Note shall possess the same definitions set forth in the Credit Agreement unless specifically defined otherwise herein.

The Credit Agreement, among other things, (a) provides for the making of the Loans by Lender to Borrower during the Draw Period in an aggregate amount not to exceed at any time, the outstanding Principal Amount set forth above, the indebtedness of Borrower resulting from such Loans being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

This Note is secured, among other things, by the Collateral described in the Credit Agreement and the Collateral Documents.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Credit Agreement.

In the event this Note is not paid when due, Borrower hereby agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees and legal expenses, whether or not legal proceedings are commenced, and Lender shall be entitled to all the rights and remedies set forth in the Credit Agreement and the other applicable Loan Documents.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THIS NOTE HAS BEEN DELIVERED AND ACCEPTED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE AT, DENVER, COLORADO. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF COLORADO (WITHOUT REFERENCE TO COLORADO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW. BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY COLORADO STATE OR FEDERAL COURT SITTING IN THE DISTRICT OF COLORADO, IN THE EVENT OF ANY LITIGATION PERTAINING TO THE NEGOTIATION, EXECUTION, AND DELIVERY OF THIS NOTE OR THE OTHER LOAN DOCUMENTS, THE ENFORCEMENT OF ANY INDEBTEDNESS, LIABILITY, OBLIGATION, RIGHT OR REMEDY DESCRIBED HEREIN OR THEREIN, OR ANY CLAIM, DEFENSE, SETOFF OR COUNTERCLAIM IN CONNECTION HEREWITH OR THEREWITH.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THE CREDIT AGREEMENT AND EXTEND CREDIT AND OTHER FINANCIAL ACCOMMODATIONS TO BORROWER, BORROWER HEREBY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN THE EVENT OF ANY LITIGATION PERTAINING TO THE NEGOTIATION, EXECUTION, AND DELIVERY OF THIS NOTE OR THE OTHER LOAN DOCUMENTS, THE ENFORCEMENT OF ANY OBLIGATION, RIGHT OR REMEDY DESCRIBED HEREIN OR THEREIN, OR ANY CLAIM, DEFENSE, SETOFF OR COUNTERCLAIM IN CONNECTION HEREWITH OR THEREWITH.

This Note amends and restates, without novation, the Revolving Promissory Note dated March 30, 2011 in the original principal amount of $10,000,000, issued by the Borrower in favor of the Lender.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Revolving Promissory Note on the date first above written.

CLEAN COAL SOLUTIONS, LLC

By:	/s/ Charles S. McNeil
Charles S. McNeil, Manager

Acknowledged and Agreed:

COBIZ BANK

By:	/s/ Doug Pogge
Doug Pogge, Senior Vice President

[Signature Page to Amended and Restated Revolving Promissory Note - CoBiz Bank]

Exhibit B

Subsidiaries of Borrower

Existing Subsidiary	Material Subsidiary as of September , 2011?
AEC-NM, LLC, a Colorado limited liability company	YES

AEC-TH, LLC, a Colorado limited liability company	YES

AEP-CC, LLC, a Colorado limited liability company	NO

AEP-TC, LLC, a Colorado limited liability company	NO

AEP-KC, LLC, a Colorado limited liability company	NO

AEP-Kam, LLC, a Colorado limited liability company	NO

Am-C, LLC, a Colorado limited liability company	YES

Am-S, LLC, a Colorado limited liability company	NO

Aq-S, LLC, a Colorado limited liability company	NO

Con-C, LLC, a Colorado limited liability company	YES

Dy-B, LLC, a Colorado limited liability company	YES

Dom-K, LLC, a Colorado limited liability company	NO

KCP-La, LLC, a Colorado limited liability company	NO

KCP-S, LLC (formerly known as Dom-S, LLC, a Colorado limited liability company)	YES

MWG-J, LLC, a Colorado limited liability company	NO

MWG-P, LLC, a Colorado limited liability company	NO

MWG-WC, LLC, a Colorado limited liability company	NO

NIP-MC, LLC, a Colorado limited liability company	NO

NIP-S, LLC, a Colorado limited liability company	NO

TVA-A, LLC, a Colorado limited liability company	YES

X-K, LLC, a Colorado limited liability company	NO

Exhibit B-1